UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 7, 2006

Golden Telecom, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-27423	51-0391303
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Rep. Office Golden TeleServices, Inc., 1 Kozhevnichesky Proezd, Moscow, Russia,		115114
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(011-7-501) 797-9300

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On November 7, 2006, Golden Telecom, Inc. issued a press release announcing financial results for the third quarter of fiscal year 2006 ended September 30, 2006. A copy of this press release is attached hereto as Exhibit 99.1

The information contained in this Current Report on Form 8-K, including the Exhibit attached hereto, is being furnished under Item 2.02 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Securities Act"), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

99.1 Press Release issued by the Registrant on November 7, 2006, relating to Golden Telecom, Inc.'s financial results for the third quarter of fiscal year 2006 ended September 30, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Golden Telecom, Inc.

November 7, 2006	By:	/s/ Boris Svetlichny

Name: Boris Svetlichny
Title: Senior Vice-President, Chief Financial Officer and Treasurer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release issued by the Registrant on November 7, 2006, relating to Golden Telecom, Inc.'s financial results for the third quarter of fiscal year 2006 ended September 30, 2006.